Exhibit 10.1

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (“Amendment”) is entered into as of the 22nd day of March, 2019, by and between the TAUBMAN COMPANY LLC, a Delaware limited liability company (“Employer”), and PAUL WRIGHT (“Executive”).

A.    Employer and Executive entered into a certain Employment Agreement, dated March 30, 2017, (“Agreement”); and

B.    Employer and Executive desire to amend the terms of the Agreement in the manner set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.The Term of the Agreement, as set forth in Section 1.3 of the Agreement, is hereby extended to March 31, 2020.

2.    The date of “March 30, 2019” appearing in Section 2.1(b) of the Agreement is hereby changed to “March 31, 2020.”

3.    All references to the “2008 Omnibus Long-Term Incentive Plan” appearing in Section 2.3 of the Agreement are hereby changed to “2018 Omnibus Long-Term Plan.”

4.    Executive will be eligible for annual RSU and PSU Award grants in March of 2019.

5.    Section 2.5 of the Agreement is hereby deleted and replaced with the following:

“2.5    Time Off.    (a) Executive shall be covered by Employer’s Self-Managed Time Policy in lieu of any vacation or annual leave time.

(b)    In addition to such Self-Managed Time Policy as is provided in paragraph (a) above, in each calendar year, Executive shall be entitled to such statutory holidays as are required by local law where Executive’s office is located.”

6.    Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

7.    Except as modified by this Amendment, the Agreement remains in full force and affect and is hereby ratified and confirmed.

8.    This Amendment may be executed in counterparts, each of which shall constitute an original, although not fully executed, but all of which when taken together shall constitute but one Amendment.

9.    Delivery of an executed counterpart of this Amendment electronically (e.g., PDF) or by telecopier or facsimile shall be effective as delivery of an original executed counterpart hereof.

10.    This Amendment, along with the Agreement, contains the entire understanding between the parties and supersedes any prior understandings and agreements between them about the subject matter of the Agreement or this Amendment. There are no other representations or agreements, oral or written, modifying the terms of the Agreement or this Amendment.

This Amendment has been executed as of the date first above written.

THE TAUBMAN COMPANY LLC,
a Delaware limited liability company

By:    /s/ Holly A. Kinnear
Its:    SVP and CHRO

“Employer”

/s/ Paul Wright
PAUL WRIGHT

“Executive”